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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 31, 1999
                Date of Earliest Event Reported: August 31, 1999

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

       333-11893                                         94-3247750
(Commission File Number)                    (I.R.S. Employer Identification No.)


                        235 MONTGOMERY STREET, SUITE 420
                         SAN FRANCISCO, CALIFORNIA 94104
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (415) 616-4600
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ITEM 5. OTHER EVENTS.

                  On August 31, 1999, the Registrant and its wholly-owned subsidiary, InterMedia Partners IV Capital Corp. (together, the "Offerors") commenced a tender offer and a solicitation of consents from certain holders of their 11 1/4% Senior Notes due 2006 (the "Notes") to certain proposed amendments to the indenture governing the Notes (the "Indenture"). The tender offer and the consent solicitation are being made by the Offerors in connection with agreements (the "Charter Transaction Agreements") entered into by the Registrant on April 20, 1999, that provide for (i) the sale and exchange by the Registrant of certain cable systems and the sale of the stock of a subsidiary of the Registrant that owns cable systems to affiliates of Charter Communications, Inc. and (ii) the payment of distributions to the partners of the Registrant, other than those partners that are affiliates of AT&T Broadband & Internet Services, in redemption of their partnership interests in the Registrant. The purpose of the offer is to repurchase all of the Notes and facilitate the closings under the Charter Transaction Agreements and the purpose of the consent solicitation is to eliminate substantially all of the restrictive covenants in the Indenture and certain events of default, thereby enhancing the operating and financial flexibility of the Registrant, as set forth in the Offer to Purchase and Consent Solicitation Statement, dated August 31, 1999 (the "Offer to Purchase"), sent by the Offerors to the holders of the Notes. This Form 8-K is qualified in its entirety by (i) the text of the Offer to Purchase and related materials relating to the tender offer and the consent solicitation sent by the Offerors to the holders of the Notes; (ii) the Indenture (as amended to date); and (iii) a press release, dated August 31, 1999, issued by the Registrant. These items are filed as exhibits hereto.


Exhibits.

Exhibit No.    Description

4.1 Indenture between the Offerors, and The Bank of New York, as trustee, dated as of July 30, 1996(1)

4.2 First Supplemental Indenture, dated as of November, 1998, to the Indenture

99.1           Press Release, dated August 31, 1999

99.2           Offer to Purchase (and related materials relating to
               the tender offer and consent solicitation) sent by
               the Offerors to the holders of the Notes
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         (1) Incorporated herein by reference from the Registrant's Form S-4
(Registration Number 333- 11893), filed with the Commission on September 12, 1996, as declared effective by the Commission on December 10, 1996.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 1999

                    INTERMEDIA CAPITAL PARTNERS IV, L.P.


                    By: InterMedia Capital Management, LLC, its General Partner

                    By: InterMedia Management, Inc., its Managing Member


                    By: /s/ Robert J. Lewis
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                           Robert J. Lewis
                           President


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